Exhibit 99.1
Value Driven Exelon Corporation Sanford C. Bernstein Conference CO2 Emissions Limits and the Power Sector: How Will Utilities Respond? New York, New York June 14, 2007

Exelon Investor Relations Contacts Inquiries concerning this presentation should be directed to: Exelon Investor Relations 10 South Dearborn Street Chicago, Illinois 60603 312-394-2345 312-394-4082 (Fax) For copies of other presentations, annual/quarterly reports, or to be added to our email distribution list please contact: Felicia McGowan, Executive Admin Coordinator 312-394-4069 Felicia.McGowan@ExelonCorp.com Investor Relations Contacts: Chaka Patterson, Vice President 312-394-7234 Chaka.Patterson@ExelonCorp.com JaCee Burnes, Director 312-394-2948 JaCee.Burnes@ExelonCorp.com Marybeth Flater, Manager 312-394-8354 Marybeth.Flater@ExelonCorp.com Len Epelbaum, Principal Analyst 312-394-7356 Len.Epelbaum@ExelonCorp.com

Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon's 2006 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon's First Quarter 2007 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the Securities and Exchange Commission (SEC) by Exelon Corporation, Exelon Generation Company LLC, Commonwealth Edison Company, and PECO Energy Company (Companies). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation. This presentation includes references to adjusted (non-GAAP) operating earnings that exclude the impact of certain factors. We believe that these adjusted operating earnings are representative of the underlying operational results of the company. Please refer to the appendix to the presentation for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings.

'06 Earnings(1): $1,275M '07E Earnings(2): $2,280 - $2,420M '06 EPS(1): $1.88 '07 EPS Guidance(2): $3.40 - $3.60 Total Debt(3): $1.8B Credit Rating(4): BBB+ The Exelon Companies Nuclear, Fossil, Hydro & Renewable Generation Power Marketing '06 Operating Earnings(1): $2.2B '07E Operating Earnings(2): $2.7 - $2.9B '07 EPS Guidance(2): $4.00 - $4.30 Assets (12/31/06): $44.3B Total Debt (12/31/06): $13.0B Credit Rating(4): BBB (1) 2006 Adjusted (Non-GAAP) Operating Earnings and Operating EPS. (2) Estimated 2007 Adjusted (Non-GAAP) Operating Earnings and 2007 Operating Earnings Guidance per Exelon share. (3) As of 12/31/06. (4) Standard & Poor's senior unsecured debt ratings for Exelon and Generation and senior secured debt ratings for ComEd and PECO as of 6/4/07. Pennsylvania Utility Illinois Utility '06 Earnings(1): $528M $455M '07E Earnings(2): $65 - $125M $400 - $420M '06 EPS(1): $0.78 $0.67 '07 EPS Guidance(2): $0.10 - $0.20 $0.60 - $0.65 Total Debt(3): $4.6B $4.2B Credit Ratings(4): BBB- A-

2002 2003 2004 2005 2006 2007E* Generation 0.58 0.78 0.93 1.57 1.88 3.5 ComEd 1.13 1.18 1.16 0.77 0.78 0.15 PECO 0.7 0.65 0.69 0.76 0.67 0.625 Note: See presentation appendix for adjusted (non-GAAP) operating EPS reconciliations to GAAP. * 2007: Represents mid-point of guidance ranges for each operating company. Excludes Other/Holdco. $2.41 $2.61 $2.78 $3.10 $3.22 $4.00 - $4.30* Composition of Operating EPS

Generation Portfolio Note: Megawatts based on Exelon Generation's ownership as of 12/31/06. Midwest Capacity Owned: 11,389 MW Contracted: 4,791 MW Total: 16,180 MW ERCOT/South Capacity Owned: 2,299 MW Contracted: 2,900 MW Total: 5,199 MW New England Capacity Owned: 622MW Mid-Atlantic Capacity Owned: 11,233MW Total Capacity Owned: 25,543 MW Contracted: 7,691 MW Total: 33,234 MW Generating Plants %MW Nuclear Hydro Coal/Oil/Gas Base-load Intermediate Peaker 51 5 10 10 24

Exelon Generation Operating Earnings Drivers: Next Five Years Exelon Generation is poised for earnings growth over the next five years driven by the end of the IL and PA transition periods and its unique competitive position 2007 Guidance NOTE: See "Key Assumptions" slide in Appendix. (1) Differences in sensitivities are largely due to differences in the amount hedged in 2007 vs. 2011. $2,280M - $2,420M Market Sensitivities (1) As of 12/31/06 (After-Tax $M) 2007 2011 +/- $1/mmBtu Gas $25 $390 +/- 500 Btu/KWh ATC Heat rate $25 $340 +/- $10/MW-Day Capacity $10 $50 + $10/Ton Carbon N/A $660 Exelon Generation's Competitive Position Large, low-cost, low-emissions, exceptionally well-run nuclear fleet Complementary and flexible fossil and hydro fleet Improving power market fundamentals (heat rates and capacity values) Potential carbon restrictions

Exelon Vision, Goals and Strategic Direction Exelon is committed to creating value for our shareholders Exelon Strategic Direction Protect Today's Value Deliver superior operating performance Support competitive markets Protect the value of our generation Build healthy, self-sustaining delivery companies Grow Long-Term Value Take the organization to the next level of performance Align our financial management policies with the changing profile of our company Rigorously evaluate new growth opportunities Advance an environmental strategy that leverages our carbon position Exelon Vision Exelon will be the best group of electric generation and electric and gas delivery companies in the United States - providing superior value for our customers, employees, investors and the communities we serve. Exelon Goals Keep the lights on and gas flowing Run the nuclear fleet at world-class levels Capitalize on environmental leadership and clean nuclear energy Create a challenging and rewarding workplace Enhance the value of our generation Build value through disciplined financial management

Named to the 2006/2007 Dow Jones Sustainability North America Index Named to Carbon Disclosure Index of the Carbon Disclosure Project in 2005 and 2006 Headquarters awarded Leadership in Energy and Environmental Design (LEED(r)) Platinum Commercial Interiors (CI) certification by the U.S. Green Building Council Recognized Environmental Leadership

Exelon and Federal Climate Change Legislation Climate change is real and results from human-caused GHG emissions Carbon tax has efficiency advantages Any cap and trade program should be national, mandatory and economy-wide Safety valve for cost of carbon to limit near-term economic impacts Allocation mechanism that protects retail electric customers

Carbon Value



Assumes Open Position at Exelon Generation
Increase in ExGen's Net Income ($ Millions)
3,000
2,500
2,000
1,500
1,000
500
-
Increase in ATC Price ($/MWh)
40
35
30
25
20
15
10
5
0
0
5
10
15
20
25
30
35
40
45
Carbon Credit [$/Ton]
Europe Carbon Trading 2011: $29.59/ton (2)
EXC Market Sensitivity 2011: $10/ton
EIA Carbon Case (3) 2010: $31/ton
McCain Lieberman Bill (1) 2010-11: $22/ton

Carbon Value

Midwest

- ~90,000 GWhs in Midwest nuclear portfolio
- ~55% of time coal on the margin
- ~40% of time gas on the margin

Mid-Atlantic

- ~50,000 GWhs in Mid-Atlantic nuclear portfolio
- ~45% of time coal on the margin
- ~50% of time gas on the margin

Climate change legislation is expected to drive substantial gross margin expansion at Exelon Generation

(1) The Energy Information Administration (EIA) valuation of the McCain Lieberman Bill, EIA report number SR/OIAF/2003-02.
(2) As of May 21, 2007.
(3) The EIA Carbon Stabilization Case (Case 4) dated March 2006, EIA report number SR/OIAF/2006-1.
Note: Assumes below $45/ton carbon cost, no carbon reduction technology (e.g., sequestration) is economical.

11

Future Power Needs Demand Multiple Generation Sources Geothermal Solar Wind Hydro Coal Natural Gas & Oil Future Demand Nuclear

Addressing Climate Change Support competitive markets Support new low-carbon generation sources Amanda Graham, 2006

Appendix - Key Assumptions and GAAP Reconciliation

Key Assumptions 2005 Actual 2006 Actual 2007 Est. Nuclear Capacity Factor (%)(1) 93.5 93.9 94.0 Total Genco Sales Excluding Trading (GWhs) 194,337 190,680 184,500 Total Genco Sales to Energy Delivery (GWhs) 121,961 119,354 40,500 (5) Total Genco Market and Retail Sales (GWhs)(2) 72,376 71,326 144,000 Henry Hub Gas Price ($/mmBtu) 8.85 6.74 8.00 PJM West Hub ATC Price ($/MWh) 60.92 51.07 59.50 Tetco M3 Gas Price ($/mmBtu) 9.67 7.31 9.00 PJM West Hub Implied ATC Heat Rate (mmbtu/MWh) 6.30 6.98 6.60 NI Hub ATC Price ($/MWh) 46.39 41.42 44.00 Chicago City Gate Gas Price ($/mmBtu) 8.41 6.56 7.60 NI Hub Implied ATC Heat Rate (mmbtu/MWh) 5.52 6.32 5.80 PJM East Capacity Price ($/MW-day) 0.13 1.75 44.30 PJM West Capacity Price ($/MW-day) 0.13 1.75 16.60 Electric Volume Retention (%) PECO 95 98 98 ComEd 79 77 53 Electric Delivery Growth (%)(3) PECO 0.9 1.2 0.6 ComEd 1.3 0.6 0.9 Effective Tax Rate (%)(4) 37.5 37.0 37.0 Excludes Salem . 2007 estimate includes Illinois Auction Sales. Weather-normalized retail load growth. Excludes results related to investments in synthetic fuel-producing facilities. Sales to PECO only. Notes: 2005 and 2006 prices are average for the year. 2007 prices reflect observable prices as of 9/14/06.

GAAP EPS Reconciliation 2000-2002

GAAP EPS Reconciliation 2003-2005

GAAP Earnings Reconciliation Year Ended December 31, 2006 (in millions) ExGen ComEd PECO Other Exelon 2006 GAAP Reported Earnings (Loss) $1,407 $(112) $441 $(144) $1,592 Mark-to-market adjustments from economic hedging activities (61) 3 - - (58) Investments in synthetic fuel-producing facilities - - - 24 24 Charges related to now terminated merger with PSEG 8 4 10 36 58 Severance charges 9 4 4 1 18 Nuclear decommissioning obligation reduction (89) - - - (89) Recovery of debt costs at ComEd - (52) - - (52) Impairment of ComEd's goodwill - 776 - - 776 Recovery of severance costs at ComEd - (95) - - (95) Impairment of Generation's investments in TEG and TEP 1 - - - 1 2006 Adjusted (non-GAAP) Operating Earnings (Loss) $1,275 $528 $455 $(83) $2,175 Note: Amounts may not add due to rounding

GAAP EPS Reconciliation Year Ended December 31, 2006 ExGen (1) ComEd (1) PECO (1) Other (1) Exelon 2006 GAAP Reported EPS $2.08 (0.17) 0.65 (0.21) $2.35 Mark-to-market adjustments from economic hedging activities (0.09) - - - (0.09) Investments in synthetic fuel-producing facilities - - - 0.04 0.04 Charges related to now terminated merger with PSEG 0.01 0.01 0.01 0.05 0.09 Severance charges 0.01 0.01 0.01 - 0.03 Nuclear decommissioning obligation reduction (0.13) - - - (0.13) Recovery of debt costs at ComEd - (0.08) - - (0.08) Impairment of ComEd's goodwill - 1.15 - - 1.15 Recovery of severance costs at ComEd - (0.14) - - (0.14) 2006 Adjusted (non-GAAP) Operating EPS $1.88 $0.78 0.67 (0.11) $3.22 Note: Amounts may not add due to rounding Amounts shown per Exelon share and represent contributions to Exelon's EPS

2007 Earnings Outlook Exelon's outlook for 2007 adjusted (non-GAAP) operating earnings excludes the earnings impacts of the following: mark-to-market adjustments from economic hedging activities investments in synthetic fuel-producing facilities significant impairments of intangible assets, including goodwill significant changes in decommissioning obligation estimates other unusual items any future changes to GAAP GAAP guidance excludes the impact of unusual items which the Company is unable to forecast, including any future changes to GAAP Both our operating earnings and GAAP earnings guidance are based on the assumption of normal weather